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                                                        SEC File No. 333-61831

                         Filed Pursuant to Rule 497(h)

                             Prospectus Supplement
                   (To Prospectus Dated September 15, 1998)

                           PILGRIM PRIME RATE TRUST

                    2,500,000 Shares Of Beneficial Interest

                               -----------------

         On November 19, 1998, Pilgrim Prime Rate Trust (the "Trust") sold 2,500,000 shares of beneficial interest of the Trust through privately negotiated transactions pursuant to a Distribution Agreement with Pilgrim Securities, Inc. ("PSI"). The highest and lowest executed sales price at which shares were sold was $9.28 .

Gross Proceeds ........................................       $23,200,000.00
Commission to PASI.....................................           $50,000.00
Net Proceeds to Trust..................................       $23,150,000.00

On November 18, 1998, the last day of the corresponding pricing period, the last reported sales price of the Shares on the NYSE was 9 5/8.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ----------------------

         The Date of this Prospectus Supplement is November 27, 1998.